SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                -----------------


                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported):

                                  July 24, 1996



                             CUC INTERNATIONAL INC.
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             (Exact Name of Registrant as Specified in its Charter)


    DELAWARE                        1-10308                     06-0918165
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(State or Other                   (Commission                (I.R.S. Employer
Jurisdiction                      File Number)              Identification No.)
of Incorporation)


             707 SUMMER STREET, STAMFORD, CONNECTICUT 06901
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          (Address of Principal Executive Offices)   (Zip Code)


                                 (203) 324-9261
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              (Registrant's Telephone Number, Including Area Code)

                                 NOT APPLICABLE
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          (Former Name or Former Address, if Changed Since Last Report)



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ITEM 2.     ACQUISITION OR DISPOSITION OF ASSETS.

A.    The Davidson Merger

      On July 24, 1996, pursuant to an Agreement and Plan of Merger dated as of February 19, 1996, as amended by Amendment No. 1 thereto dated as of July 24, 1996 (the "Davidson Merger Agreement"), CUC International Inc., a Delaware corporation (the "Registrant"), consummated a merger (the "Davidson Merger") whereby Stealth Acquisition I Corp., a California corporation and wholly owned subsidiary of the Registrant ("Davidson Merger Sub"), was merged with and into Davidson & Associates, Inc., a California corporation ("Davidson"), with Davidson surviving the Davidson Merger as a wholly owned subsidiary of the Registrant.

      In the Davidson Merger (which has been accounted for as a pooling-of-interests for accounting and financial reporting purposes), among other things, each share of the common stock, $0.00025 par value, of Davidson ("Davidson Common Stock") issued and outstanding immediately prior to the effective time of the Davidson Merger (the "Davidson Effective Time") (other than shares held by the Registrant, Davidson Merger Sub or any other subsidiary of the Registrant or any subsidiary of Davidson, or dissenters' shares under applicable California law) was converted into 0.85 of a share of the common stock, $0.01 par value, of the Registrant ("Registrant Common Stock") determined pursuant to the exchange ratio set forth in the Davidson Merger Agreement. In addition, each option to purchase shares of Davidson Common Stock outstanding immediately prior to the Davidson Effective Time was cancelled and, in lieu thereof, the Registrant has issued to each holder of each such cancelled option a substitute option to acquire, on substantially the same terms and subject to substantially the same conditions as were applicable under the cancelled option, the same number of shares of Registrant Common Stock as the holder of each such cancelled option would have been entitled to receive in the Davidson Merger had such holder exercised such cancelled option in full immediately prior to the Davidson Effective Time. Based on the total shares of Davidson Common Stock outstanding immediately prior to the Davidson Effective Time, approximately 30,039,606 shares of Registrant Common Stock (having an aggregate market value of approximately $863,638,672.50 at the Davidson Effective Time) have been issued in the Davidson Merger, not including the additional shares of Registrant Common Stock that were



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issued in connection with the Davidson Real Property Purchase Agreement discussed below.

      The consideration received by holders of Davidson Common Stock in the Davidson Merger (i.e., the exchange ratio of 0.85 of a share of Registrant Common Stock for each share of Davidson Common Stock) and the other material terms of the Davidson Merger Agreement and related transaction documents were determined by arms'-length negotiation between the Registrant and Davidson.

      On February 19, 1996 (simultaneously with the execution of the Davidson Merger Agreement), the Registrant and the holders of approximately 72% of the then outstanding Davidson Common Stock (consisting of the Chairman and Chief Executive Officer, and the President, respectively, of Davidson, and certain trusts for which such executive officers serve as fiduciaries) entered into a Shareholders Agreement (the "Davidson Shareholders Agreement"), pursuant to which, among other things, such holders agreed to vote (and voted) all shares held of record or beneficially owned by them for adoption of the Davidson Merger Agreement at the special meeting of the holders of Davidson Common Stock held for such purpose on July 24, 1996.

      In addition, in connection with and as a condition to consummation of the Davidson Merger, the Registrant and the holders of Davidson Common Stock party to the Davidson Shareholders Agreement (referred to in the preceding paragraph) entered into a Registration Rights Agreement dated July 24, 1996 (the "Davidson Registration Rights Agreement"), pursuant to which, among other things, the Registrant agreed, under certain circumstances and with certain exceptions, to effect the registration under the Securities Act of 1933, as amended, of certain securities of the Registrant issued to such holders of Davidson Common Stock.

      Moreover, in connection with and as an additional condition to consummation of the Davidson Merger, CUC Real Estate Holdings, Inc., a Delaware corporation and wholly owned subsidiary of the Registrant ("CUC Real Estate"), entered into an Agreement of Sale dated July 23, 1996 (the "Davidson Real Property Purchase Agreement"), whereby CUC Real Estate purchased from the Chairman and Chief Executive Officer, and President, respectively, of Davidson, certain real property, including, without limitation, Davidson's principal executive offices. Such property, which prior to



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the Davidson Effective Time was leased to Davidson by such executive officers, was purchased in consideration for the issuance by the Registrant to such executive officers of approximately 147,866 shares of Registrant Common Stock having a value on the date of issuance of approximately $4,251,147.50. Such shares were issued in addition to the 30,039,606 shares of Registrant Common Stock issued in connection with the Davidson Merger.

      Effective immediately following the Davidson Effective Time, the Registrant increased the size of its Board of Directors and caused the Chairman and Chief Executive Officer, and the President, respectively, of Davidson to be appointed to such Board, and such Chairman and Chief Executive Officer was appointed as a Vice Chairman of the Registrant's Board of Directors. In addition, pursuant to the Davidson Merger Agreement, the directors of Davidson Merger Sub immediately prior to the Davidson Effective Time became, immediately after the Davidson Effective Time, and presently are, the directors of Davidson (as the surviving corporation in the Davidson Merger).

      For a more complete description of the terms of the Davidson Merger and the transactions contemplated thereby, reference is hereby made to the Davidson Merger Agreement, Amendment No. 1 thereto, the Davidson Shareholders Agreement, the Davidson Registration Rights Agreement and the Davidson Real Property Purchase Agreement, which are included in this Current Report on Form 8-K as Exhibits 2.1, 2.2, 9.1, 10.1 and 10.2, respectively.

B.    The Sierra Merger

      On July 24, 1996, pursuant to an Agreement and Plan of Merger dated as of February 19, 1996, as amended by Amendment No. 1 thereto dated as of March 27, 1996 and as further amended by Amendment No. 2 thereto dated as of July 24, 1996 (the "Sierra Merger Agreement"), the Registrant consummated a merger (the "Sierra Merger") whereby Larry Acquisition Corp., a Delaware corporation and wholly owned subsidiary of the Registrant ("Sierra Merger Sub"), was merged with and into Sierra On-Line, Inc., a Delaware corporation ("Sierra"), with Sierra surviving the Sierra Merger as a wholly owned subsidiary of the Registrant.

      In the Sierra Merger (which has been accounted for as a pooling-of-interests for accounting and financial reporting purposes), among other things, each share of the common



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stock, $0.01 par value, of Sierra ("Sierra Common Stock") issued and outstanding immediately prior to the effective time of the Sierra Merger (the "Sierra Effective Time") (other than shares held by the Registrant or Sierra Merger Sub or any other subsidiary of the Registrant or by any subsidiary of Sierra) was converted into 1.225 shares of Registrant Common Stock, determined pursuant to the exchange ratio set forth in the Sierra Merger Agreement. In addition, each option to purchase shares of Sierra Common Stock outstanding immediately prior to the Sierra Effective Time was assumed by the Registrant and constitutes an option to acquire, on the same terms and subject to the same conditions as were applicable under the assumed option, the same number of shares of Registrant Common Stock as the holder of each assumed option would have been entitled to receive in the Sierra Merger had such holder exercised such assumed option in full immediately prior to the Sierra Effective Time. Based on the total shares of Sierra Common Stock outstanding immediately prior to the Sierra Effective Time, approximately 25,564,977 shares of Registrant Common Stock (having an aggregate market value of approximately $1,060,946,545.50 at the Sierra
Effective Time) have been issued in the Sierra Merger.

      The consideration received by holders of Sierra Common Stock in the Sierra Merger (i.e., the exchange ratio of 1.225 shares of Registrant Common Stock for each share of Sierra Common Stock) and the other material terms of the Sierra Merger Agreement and related transaction documents were determined by arms'-length negotiation between the Registrant and Sierra.

      On February 19, 1996 (simultaneously with the execution of the Sierra Merger Agreement), the Registrant and the holders of approximately 9% of the then outstanding Sierra Common Stock (consisting of the Chairman and Chief Executive Officer, and a director, respectively, of Sierra) entered into a Shareholders Agreement (the "Sierra Shareholders Agreement"), pursuant to which, among other things, such holders agreed to vote (and voted) all shares held of record or beneficially owned by them for adoption of the Sierra Merger Agreement at the special meeting of the holders of Sierra Common Stock held for such purpose on July 24, 1996.

      Walter A. Forbes, the Chairman of the Board and Chief Executive Officer of the Registrant, was a director of Sierra immediately prior to the Sierra Effective Time. Mr. Forbes did not participate in any of the meetings or



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deliberations of Sierra's Board of Directors regarding its approval of the
Sierra Merger Agreement.

      Effective immediately following the Sierra Effective Time, the Registrant further increased the size of its Board of Directors and caused the Chairman and Chief Executive Officer of Sierra to be appointed to such Board to serve as a Vice Chairman of the Registrant's Board of Directors. In addition, pursuant to the Sierra Merger Agreement, the directors of Sierra immediately prior to the Sierra Effective Time have remained as the directors of Sierra (as the surviving corporation in the Sierra Merger).

      For a more complete description of the terms of the Sierra Merger and the transactions contemplated thereby, reference is hereby made to the Sierra Merger Agreement, Amendment No. 1 thereto, Amendment No. 2 thereto and the Sierra Shareholders Agreement, which are included in this Current Report on Form 8-K as Exhibits 2.3, 2.4, 2.5 and 9.2, respectively.

ITEM 7.     FINANCIAL STATEMENTS, PRO FORMA FINANCIAL
            INFORMATION AND EXHIBITS.

      (A)   FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

      It is impracticable to provide the required financial statements for Davidson and Sierra at the date hereof. The Registrant undertakes to file such required financial statements by means of amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than September 24, 1996.

      (B)   PRO FORMA FINANCIAL INFORMATION.

      It is impracticable to provide the required pro forma financial information required pursuant to Article 11 of Regulation S-X at the date hereof. The Registrant undertakes to file such required pro forma financial information by means of amendment to this Current Report on Form 8-K as soon as practicable, and in any case not later than September 24, 1996.


      (C)   EXHIBITS

      2.1 Agreement and Plan of Merger dated as of February 19, 1996, among Davidson & Associates, Inc., CUC



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            International Inc. and Stealth Acquisition I Corp. (incorporated herein by reference to Exhibit 2(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      2.2 Amendment No. 1 dated as of July 24, 1996, among Davidson & Associates, Inc., CUC International Inc. and Stealth Acquisition I Corp.

      2.3 Agreement and Plan of Merger dated as of February 19, 1996, among Sierra On-Line, Inc., CUC International Inc. and Larry Acquisition Corp. (incorporated herein by reference to Exhibit 2(b) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      2.4 Amendment No. 1 dated as of March 27, 1996, among Sierra On-Line, Inc., CUC International Inc. and Larry Acquisition Corp.

      2.5 Amendment No. 2 dated as of July 24, 1996, among Sierra On-Line, Inc., CUC International Inc. and Larry Acquisition Corp.

      9.1 Shareholders Agreement dated February 19, 1996, by and among CUC International Inc. and each of the other parties signatory thereto (incorporated herein by reference to Exhibit 10(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      9.2 Shareholders Agreement dated February 19, 1996, by and among CUC International Inc. and each of the other parties signatory thereto (incorporated herein by reference to Exhibit 10(b) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      10.1 Registration Rights Agreement dated July 24, 1996, among CUC International and the other parties signatory thereto.

      10.2 Agreement of Sale dated July 23, 1996, between Robert M. Davidson and Janice G. Davidson and CUC Real Estate Holdings, Inc.

      99.1  Press Release issued by the Registrant on July 24, 1996.



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                                    Signature


      Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this Current Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

                                    CUC INTERNATIONAL INC.

                                    By: /s/ Christopher K. McLeod
                                        -----------------------------
                                    Name:     Christopher K. McLeod
                                    Title:    Executive Vice
                                              President

Dated:      August 5, 1996



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NYFS01...:\01\39801\0020\1710\FRM7316T.19A
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                                 EXHIBIT INDEX

Exhibit No.         Description
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      2.1   Agreement and Plan of Merger dated as of February 19, 1996, among
            Davidson & Associates, Inc., CUC International Inc. and Stealth Acquisition I Corp. (incorporated herein by reference to Exhibit 2(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      2.2 Amendment No. 1 dated as of July 24, 1996, among Davidson & Associates, Inc., CUC International Inc. and Stealth Acquisition I Corp.

      2.3 Agreement and Plan of Merger dated as of February 19, 1996, among Sierra On-Line, Inc., CUC International Inc. and Larry Acquisition Corp. (incorporated herein by reference to Exhibit 2(b) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      2.4 Amendment No. 1 dated as of March 27, 1996, among Sierra On-Line, Inc., CUC International Inc. and Larry Acquisition Corp.

      2.5 Amendment No. 2 dated as of July 24, 1996, among Sierra On-Line, Inc., CUC International Inc. and Larry Acquisition Corp.

      9.1 Shareholders Agreement dated February 19, 1996, by and among CUC International Inc. and each of the other parties signatory thereto (incorporated herein by reference to Exhibit 10(a) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      9.2 Shareholders Agreement dated February 19, 1996, by and among CUC International Inc. and each of the other parties signatory thereto (incorporated herein by reference to Exhibit 10(b) to the Registrant's Current Report on Form 8-K filed with the Commission on March 12, 1996).

      10.1 Registration Rights Agreement dated July 24, 1996, among CUC International and the other parties signatory thereto.

      10.2 Agreement of Sale dated July 23, 1996, between Robert M. Davidson and Janice G. Davidson and CUC Real Estate Holdings, Inc.

      99.1  Press Release issued by the Registrant on July 24, 1996.